EQ ADVISORS TRUST

SUPPLEMENT TO THE PROSPECTUS DATED JUNE 8, 2009

This Supplement updates certain information contained in the Prospectus dated May 1, 2009 of EQ Advisors Trust (“Trust”). You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in connection with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about (1) a name change and investment sub-adviser (“Adviser”) change for each of the EQ/Oppenheimer Main Street Opportunity Portfolio (“Opportunity Portfolio”) and the EQ/Oppenheimer Main Street Small Cap Portfolio (“Small Cap Portfolio”) (together, the “Portfolios”) and information regarding certain fee changes for each Portfolio, (2) new investment policies and strategies for each Portfolio and (3) the proposed reorganization of each Portfolio.

Background. On May 18, 2009, OppenheimerFunds, Inc. (“Oppenheimer”), the former Adviser to the Portfolios, informed AXA Equitable Life Insurance Company, the investment manager for the Portfolios (the “Manager”), that it had retained a new portfolio management team to manage the Portfolios and that the new portfolio management team would utilize a different investment strategy in managing the Portfolios. The Manager then reviewed the changes to the portfolio management team and the proposed investment strategy changes for the Portfolios. Based on its review, as well as a review of various alternatives for the Portfolios, the Manager recommended to the Trust’s Board of Trustees, and the Board of Trustees (including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust) unanimously approved, (1) the termination of Oppenheimer as the Adviser to the Portfolios, (2) the restructuring of the Portfolios as passive investment portfolios that seek to track the performance of their respective benchmarks (before fees and expenses), (3) a reduction in the investment management fees payable to the Manager by each Portfolio, (4) the appointment of an interim Adviser to advise the Portfolios, and (5) the reorganization of each Portfolio into a similar portfolio managed by the Manager.

Additional information regarding these changes is set forth below. Please note that the investment strategy changes for each Portfolio will entail a transition period during which the securities held in the Portfolios will be repositioned. During this transition period, the Portfolios may not be pursuing their investment objectives and may incur increased brokerage commissions and other transaction costs. The transitions are expected to commence immediately and are anticipated to conclude on or about June 15, 2009.

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Information Regarding Name Change and Adviser Changes for the Portfolios

Effective on or about June 8, 2009, each reference in the Prospectus and Statement of Additional Information to the Current Name of the Portfolio below is replaced with the corresponding New Name as set forth in the table below:

Current Name	New Name
EQ/Oppenheimer Main Street Opportunity Portfolio	EQ/Common Stock Index II Portfolio
EQ/Oppenheimer Main Street Small Cap Portfolio	EQ/Small Company Index II Portfolio

With respect to each of the Opportunity Portfolio and the Small Cap Portfolio, the information in the section “Who Manages the Portfolio” is deleted and hereby replaced with the following:

AllianceBernstein L.P. (“AllianceBernstein”), 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein has served as the interim Advisor to the Portfolio since June 8, 2009 pursuant to an Interim Investment Advisory Agreement, which was approved by the Trust’s Board of Trustees pursuant to Rule 15a-4 under the 1940 Act and which will remain in effect for a period of up to 150 days. AllianceBernstein manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2008, AllianceBernstein had approximately $462 billion in assets under management.

The management of and investment decisions for the Portfolio are made by AllianceBernstein’s Passive Equity Investment Team, which is responsible for management of all of AllianceBernstein’s Passive Equity accounts. The Passive Equity Investment Team relies heavily on quantitative analysis. Judith DeVivo is primarily responsible for day-to-day management of the Portfolio.

Ms. DeVivo manages equity portfolios benchmarked to a variety of indexes including the S&P 500, S&P Midcap, S&P Small Cap and Russell 2000 in addition to several customized accounts. Ms. DeVivo, a Senior Vice President and Portfolio Manager, joined AllianceBernstein in 1971, joined the Passive Management Group in 1984 and has had portfolio management responsibility since that time. The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of shares of the Portfolio to the extent applicable.

Information Regarding Investment Strategy Changes for Each Portfolio

Opportunity Portfolio

Effective on or about June 8, 2009, the investment strategy of the Opportunity Portfolio will change from an active strategy to a passive strategy that seeks to track the performance of the Russell 3000 Index (“Russell 3000”). AllianceBernstein L.P. will be the Adviser for the Portfolio.

The information in the section “About the Investment Portfolios” is updated by adding the Opportunity Portfolio to the Portfolios having a policy that it will invest at least 80% of its net assets in the particular type of investment suggested by its name.

The information in the section “The Investment Strategy” is deleted and hereby replaced with the following:

The Portfolio generally invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies represented in the Russell 3000® Index (“Russell 3000” or “Underlying Index”). The Russell 3000 is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalizations, which represents approximately 98% of the investable U.S. equity market.

The Portfolio’s investments are selected by a stratified sampling construction process in which the Adviser selects a subset of the 3,000 companies in the Russell 3000 based on the Adviser’s analysis of key risk factors and other characteristics. Such factors include industry weightings, market capitalizations, and return variability and yield. The Portfolio also may invest in securities and other instruments, such as futures contracts and options on futures contracts whose return depends on stock market prices. The Adviser selects these instruments to attempt to match the total return of the Russell 3000 but may not always do so. The contract value of futures contracts purchased by the Portfolio plus the contract value of futures contracts underlying call options purchased by the Portfolio will not exceed 20% of the Portfolio’s total assets.

Where appropriate futures contracts do not exist, or if the Adviser deems advisable for other reasons, the Portfolio may invest in investment company securities, such as exchange-traded funds (“ETFs”). The Portfolio may also use ETFs for purposes other than cash management, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Portfolio invests in ETFs or other investment companies, the Portfolio bears a proportionate share of expenses charged by the investment company in which it invests. The Portfolio also may seek to increase income by lending portfolio securities with a value up to 33.33% of its net assets to broker-dealers.

The information in the section “The Principal Risks” is deleted and hereby replaced with the following:

An investment in the Portfolio is not guaranteed; you may lose money by investing the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

Although the Portfolio attempts to closely track the Russell 3000, the Portfolio does not invest in all 3,000 stocks in the index and so there can be no assurance that its performance will match that of the Underlying Index. Also, the Portfolio’s returns, unlike those of the Underlying Index, are reduced by Portfolio fees and operating expenses. Performance also may be affected by one or more of the following risks, which are described in detail in the section of the Trust’s Prospectus “More Information on Risks and Benchmarks:”

•	Derivatives Risk

•	Exchange-Traded Funds Risk

•	Index-Fund Risk

•	Large-Cap Company Risk

•	Small-Cap and Mid-Cap Company Risk

The information in the section “Portfolio Fees and Expenses” is deleted and hereby replaced with the following:

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses* (expenses that are deducted from Portfolio assets)
EQ/Common Stock Index II Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.35%	0.35%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%†
Other Expenses	0.68%	0.68%
Total Annual Portfolio Operating Expenses	1.03%	1.28%
Less Fee Waiver/Expense Reimbursement**	-0.43%	-0.43%
Net Annual Portfolio Operating Expenses	0.60%	0.85%

*	Expenses have been restated to reflect current fees.
**	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2010 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Annual Portfolio Operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed the amount shown above under Net Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. The manager may discontinue these arrangements at any time after April 30, 2010. For more information on the Expense Limitation Agreement, see “Management of the Trust-Expense Limitation Agreement.”
†	The maximum annual distribution and/or service (12b-1) fee for the Portfolio’s Class IB shares is equal to an annual rate of 0.50% of the average daily net assets attributable to the Portfolio’s Class IB shares. Under an arrangement approved by the Trust’s Board of Trustees, the distribution and/or service (12b-1) fee currently is limited to an annual rate of 0.25% of the average daily net assets attributable to the Portfolio’s Class IB shares. This arrangement will be in effect at least until April 30, 2010.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$61	$87
3 Years	$285	$363
5 Years	$527	$661
10 Years	$1,220	$1,507

Small Cap Portfolio

Effective on or about June 8, 2009, the investment strategy of the Small Cap Portfolio will change from an active strategy to a passive strategy that seeks to track the performance of the Russell 2000 Index (“Russell 2000”). AllianceBernstein L.P. will be the Adviser for the Portfolio.

The information in the section “The Investment Strategy” is deleted and hereby replaced with the following:

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in the securities of small-capitalization companies. In addition, under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies included in the Russell 2000. The Adviser seeks to match the returns of the Russell 2000. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000, using a process known as “optimization.” This process selects stocks for the Portfolio so that industry weightings, market capitalizations and fundamental characteristics (price to book ratios, price to earnings ratios, debt to asset ratios and dividend yields) closely match those of the securities included in the Russell 2000. This approach helps to increase the Portfolio’s liquidity and reduce costs. The securities held by the Portfolio are weighted to make the Portfolio’s total investment characteristics similar to those of the Russell 2000 as a whole.

Over time, the correlation between the performance of the Portfolio and the Russell 2000 is expected to be 95% or higher before the deduction of Portfolio expenses. The Portfolio’s ability to track the Russell 2000 may be affected by, among other things, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the Russell 2000 or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. The Portfolio seeks to track the Russell 2000, therefore, the Adviser generally will not attempt to judge the merits of any particular security as an investment.

Securities index futures contracts and related options, warrants and convertible securities may be used, to a limited extent, for a number of reasons, including: to simulate full investment in the Russell 2000 while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or Russell 2000. These instruments are generally considered to be derivatives.

The Portfolio may invest to a lesser extent in short-term debt securities and money market securities to meet redemption requests or to facilitate investment in the securities included in the Russell 2000.

The information in the section “The Principal Risks” is deleted and hereby replaced with the following:

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general equity market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

•	Equity Risk

•	Index-Fund Risk

•	Liquidity Risk

•	Small-Cap Company Risk

The information in the section “Portfolio Fees and Expenses” is deleted and hereby replaced with the following:

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses* (expenses that are deducted from Portfolio assets)
EQ/Small Company Index II Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.25%	0.25%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%†
Other Expenses	0.65%	0.65%
Total Annual Portfolio Operating Expenses	0.90%	1.15%
Less Fee Waiver/Expense Reimbursement**	-0.40%	-0.40%
Net Annual Portfolio Operating Expenses	0.50%	0.75%

*	Expenses have been restated to reflect current fees.
**	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2010 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Annual Portfolio Operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed the amount shown above under Net Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. The manager may discontinue these arrangements at any time after April 30, 2010. For more information on the Expense Limitation Agreement, see “Management of the Trust-Expense Limitation Agreement.”
†	The maximum annual distribution and/or service (12b-1) fee for the Portfolio’s Class IB shares is equal to an annual rate of 0.50% of the average daily net assets attributable to the Portfolio’s Class IB shares. Under an arrangement approved by the Trust’s Board of Trustees, the distribution and/or service (12b-1) fee currently is limited to an annual rate of 0.25% of the average daily net assets attributable to the Portfolio’s Class IB shares. This arrangement will be in effect at least until April 30, 2010.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Class IA Shares	Class IB Shares
1 Year	$51	$77
3 Years	$247	$326
5 Years	$459	$594
10 Years	$1,071	$1,362

Information Regarding the Proposed Reorganization of the Portfolios

The Board of Trustees of the Trust has approved a form of a Plan of Reorganization and Termination (“Reorganization Plan”), which provides for the reorganization of each Portfolio into a corresponding Replacement Portfolio of the Trust (each, a “Reorganization” and collectively, the “Reorganizations”) as listed below:

Portfolio	Proposed Replacement Portfolio
Opportunity Portfolio	EQ/Common Stock Index Portfolio
Small Cap Portfolio	EQ/Small Company Index Portfolio

The Reorganization Plan is subject to approval by shareholders of each of the Opportunity Portfolio and the Small Cap Portfolio. A special shareholder meeting of the Portfolios is scheduled to be held on or about September 10, 2009 to vote on the Reorganization Plan. It is anticipated that, subject to shareholder approval, the effective date of the Reorganizations will be in the third quarter 2009. Until that date, however, you will be able to purchase, redeem and exchange shares in each of the Portfolios (pending availability in your insurance product) subject to the limitations described in the Trust’s Prospectus. Accordingly, if you intend to engage in such transactions, you should read this Supplement to the Prospectus, together with the Trust’s Prospectus dated May 1, 2009.

Additional information regarding the Reorganizations will be sent to shareholders of the Opportunity Portfolio and the Small Cap Portfolio as part of the proxy solicitation materials.